SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      July 5, 2001
(Date of earliest event reported)  (July 3, 2001)

CTC COMMUNICATIONS GROUP, INC.

(Exact name of registrant as specified in its charter)
          Delaware                   0-27505            04-3469590
       (State or other jurisdiction (Commission         (IRS Employer
         of incorporation)          File Number)      Identification No.)

          220 Bear Hill Rd., Waltham, Massachusetts         02451
        (Address of principal executive offices)          (Zip Code)

                               (781) 466-8080
(Registrant's telephone number including area code)

(Former name or former address if changed since last report)

Item 5.  Other Events

On July 3, 2001, the Registrant issued the following press release:

-CTC Continues on Plan with Preliminary Estimates of Record June Quarter Earnings Results-

Waltham, MA, July 3, 2001-CTC Communications (NASDAQ NM: CPTL)- today announced preliminary estimates of certain results from its June quarter, reaffirmed that the Company is on plan to attain EBITDA positive results by year end 2001 and that it continues to execute its fully funded business plan.

Based on preliminary June quarter information, the Company estimates revenues will be in excess of $74 million, margin as a percent of revenue will be greater than 19.5%, SG&A as a percent of revenue will be less than 28% and EBITDA losses will be less than $6.5 million. Additionally, the Company estimates the quarter will close with over 533,000 access lines in service and over 3,400 Customer locations on-switch.

"This is the quarter where our marketing and technology investments come to bear in fueling margin acceleration, EBITDA positive results by year end 2001 and net income profitability within the subsequent 12 to 18 months", stated Bob Fabbricatore, CTC's Chairman and CEO. "During this quarter we passed the 500,000 access lines in service milestone, began accepting delivery of our local fiber, completed construction of our advanced technology Data Center, added over 950 additional customer locations to the network and began the expansion of our on-switch, packet-based, local dial tone services to our second major market, eastern Massachusetts. On the business management side we broke through the 30% SG&A milestone, continued to prudently manage our cash and strengthened our fully funded business plan status. I am very much looking forward to publishing our final June quarter earnings results and our investor conference call later this month."

About CTC Communications
CTC is a rapidly growing "next generation" Integrated Communications Carrier utilizing next generation technology and providing its customers with converged voice, data, Internet and video services on a broadband, packet-based network. The Company serves medium and larger business customers from Virginia to Maine, which includes the most robust telecommunications region in the world-the Washington D.C. to Boston corridor. CTC was managing more than 494,000 access lines as of March 31, 2001.

The Company's Cisco Powered IP+ATM packet network and its 450 member sales and service teams, provide contiguous marketing and technology coverage throughout the Northeast and Mid-Atlantic States. The Company, through its dedicated commitment to exceptional customer service, has achieved an industry-leading market share in the Northeast and an access line retention rate in excess of 99 percent. CTC can be found on the worldwide web at www.ctcnet.com.

The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements including the deployment and activation of SuperNodes, reduced operating costs, attainment of positive EBITDA and introduction of new products. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Forms 10-K and 10Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof.

                         #	#	#


Contact:	John Pittenger
		CTC COMMUNICATIONS
		781-466-1302  (t)
		pitt@ctcnet.com
		www.ctcnet.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 5, 2001.

                  CTC COMMUNICATIONS GROUP, INC.

                 By: /s/ John D. Pittenger
                 John D. Pittenger,
                 Executive Vice President, Finance and Administration